                                                                      FORM 10Q
                                                                      EXHIBIT 10

                         FIFTH AMENDMENT TO CREDIT AGREEMENT

    THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is made and entered into as of the 28 day of February, 1996, by and between HICKOK INCORPORATED f/k/a THE HICKOK ELECTRICAL INSTRUMENT COMPANY, an Ohio corporation ("Borrower"), and THE HUNTINGTON NATIONAL BANK, a national banking association ("Bank").

                                      RECITALS:

    A. Borrower and Bank are the parties to that certain Credit Agreement dated May 20, 1991, pursuant to which, INTER ALIA, Bank made available to Borrower a Revolving Credit Facility in the maximum amount of $1,500,000, subject to the terms and conditions thereof. Said Credit Agreement was amended by that certain First Amendment to Credit Agreement dated as of February 28, 1992, that certain Second Amendment to Credit Agreement dated as of February 28, 1993, that certain Third Amendment to Credit Agreement dated as of February 28, 1994 and that certain Fourth Amendment to Credit Agreement dated as of January 13, 1995, all of the foregoing Credit Agreements, as so amended, hereinafter collectively referred to as the "Loan Agreement".

    B. Borrower has requested that Bank extend the term of the Revolving Credit Facility, extend additional credit to Borrower in the form of a temporary increase in the maximum amount of the Revolving Credit Facility and agree to certain further modifications to the Loan Agreement.

    C. Subject to the agreements of Borrower and the satisfaction of conditions herein set forth, Bank is willing to grant such requests.

    D. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

                                     AGREEMENTS:

    FOR AND IN CONSIDERATION of the foregoing Recitals, the mutual covenants and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, the parties agree as follows:

  1.     AMENDMENTS.

    (A) Section 2.1 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

           "2.1    REVOLVING CREDIT: REVOLVING NOTE.

           (A) Subject to the terms and conditions of this Agreement, Bank will make available to Borrower a revolving credit facility (the "Revolving Credit Facility") under which Bank shall, from time to time, upon written or oral (confirmed promptly in writing) request of Borrower therefor, advance loans to Borrower (each a "Revolving Loan" and, collectively, the "Revolving Loans") in the maximum aggregate principal amount at any one time outstanding of not more than Five Million Dollars ($5,000,000). The Revolving Credit Facility shall have an initial term commencing February 28, 1996 and shall terminate on February 28, 1997; provided, however, that unless Bank or Borrower shall have given written notice of termination to the other not later than 60 days prior to the last date of such term (or renewal term), the Revolving Credit Facility shall be extended automatically for successive (1) year terms (the "Renewal Term(s)"). In addition to the Revolving Credit Facility, Bank will make available to Borrower from February 28, 1996 through December 31, 1996, an additional amount of Two Million Dollars ($2,000,000) (the "Supplemental Revolving Loan"). Advances under the Supplemental Revolving Loan shall be subject to the provisions of the Loan Agreement, shall for all purposes be considered Revolving Loans hereunder and the term "Revolving Loans" shall include the Supplemental Revolving Loan. The Supplemental Revolving Loan is not subject to any renewal, and shall expire in accordance with its terms. All advances of Revolving Loans shall be repayable,as provided in Section 2.4, and shall be used by Borrower as provided in Section 5.5, below."

    (B) Section 2.3 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                   "2.3. INTEREST RATES. Unless otherwise expressly provided herein or in the Revolving Note or the Supplemental Revolving Note, the Liabilities
         shall bear interest, payable monthly as provided in Section 2.4, calculated daily on the basis of a 360-day year (that is, computed by obtaining a daily interest factor at the applicable rate based upon a 360-day factor at the applicable rate based upon a 360-day year and multiplying such factor by the actual number of days elapsed in the interest computation period), at either of the interest rates set forth below as elected by Borrower from time to time at Borrower's option in accordance herewith:

    (A) PRIME COMMERCIAL RATE. Borrower agrees to pay Bank monthly interest on the unpaid balance of the Revolving Loans at a variable rate of interest equal to the Prime Commercial Rate. Subject to any maximum interest rate limitation specified by applicable law, the variable rate of interest provided for herein shall change automatically without notice to Borrower with each chance in the Prime Commercial Rate. The Prime Commercial Rate shall be applicable at all times prior to termination date of the Revolving Loans to all the unpaid principal balance of the Revolving Loans that is not subject to the alternative interest rate option as may be elected by Borrower in accordance with Section 2.3(B) below. A "Prime Interest Rate Advance" shall mean any amount borrowed as part of the Revolving Loans that bears interest at the Prime Commercial Rate.

    (B) LIBOR RATE. Borrower may from time to time prior to the termination date of the Revolving Loans, elect to have interest accrue on all or part of the outstanding principal balance of the Revolving Loans at a rate of interest equal to two and three quarters percent (2 3/4%) per annum in excess of the LIBOR Rate. "LIBOR Rate" shall mean, with respect to any LIBOR Rate Advance and the related Interest Period (as hereinafter defined), the per annum rate that is equal to the quotient of:

         (i) the actual or estimated arithmetic mean of the per annum rates of interest at which deposits in U.S.
              dollars for the related Interest Period and in an aggregate amount comparable to the amount of such LIBOR
              Rate Advance are being offered to U.S. banks by one or more prime banks in the London interbank market, as determined by Bank in its discretion based upon reference to information appearing on the display designated as page "LIBOR" on the Reuters Monitor Money
              Rate Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks) or any comparable index selected by Bank, the obtaining of rate quotations, or any other reasonable procedure, at approximately 11:00 a.m. London, England, time, on the second LIBOR business day prior to the first day of the related Interest Period; all as determined by Bank, such sum to be rounded up, if necessary, to the nearest whole multiple of 1/16 of 1%; divided by

         (ii) a percentage equal to 100% minus the rate (expressed as a percentage), if any, at which reserve requirements are imposed on Bank, on the second LIBOR business day prior to the first day of the related Interest Period, with respect to any "Eurocurrency liabilities" under Regulation D of the Board of Govenors of the Federal Reserve System or any other regulations of any governmental authority having jurisdiction with respect thereto (including, without limitation, any marginal, emergency, supplemental, special or other reserves) for a term comparable to such Interest Period. This provision is for the benefit of Bank and is not intended to increase the expected yield to Bank above the rates of interest provided for in this Agreement.

              "LIBOR Rate Advance" shall mean any amount borrowed as part of the Revolving Loans that bears interest at a rate calculated with reference to the LIBOR Rate. "LIBOR business day" shall mean, with respect to any LIBOR Rate Advance, a day which is both a day on which Bank is open for business and a day on which dealings in U.S. dollar deposits are carried out in the London interbank market. Any and all LIBOR Rate Advances shall be requested by Borrower in a minimum amount not less than Five Hundred Thousand Dollars ($500,000).

         (C) NOTICE OF ELECTION. Borrower may initially elect to request an Advance of any type, continue an Advance of one type as an Advance of the then existing type or convert an Advance of one type to an Advance of another type, by giving notice thereof to Bank in writing not later than 10:00 a.m. New York time, three LIBOR business days prior to the date any such continuation of or conversion to a LIBOR Rate Advance is to be effective, PROVIDED, that an outstanding Advance may only be converted on the last day of the then current Interest Period (if applicable) with respect to such Advance, and PROVIDED, FURTHER, that upon the continuation or conversion of an Advance such notice shall also specify the Interest Period (if applicable) to be applicable thereto upon such continuation or conversion. If Borrower shall fail to timely deliver such a notice with respect to any outstanding Advance, Borrower shall be deemed to have elected to convert such Advance to a Prime Interest Rate Advance on the last day of the then current Interest Period with respect to such Advance.

         (D)  INTEREST CALCULATION AND INTEREST PAYMENT DATE.

              "Interest Period" shall mean:

              (i) With respect to any LIBOR Rate Advance, an initial period commencing, as the case may be, on the day such an Advance shall be made by Bank, or on the day of conversion of any then outstanding Advance to an Advance of such type, and ending on the date thirty (30) days, sixty (60) days or ninety (90) days thereafter, all as Borrower may elect pursuant to Section 2.3(B) of this Agreement, provided, that
                   (a) any Interest Period with respect to a LIBOR Rate Advance that shall commence on the last LIBOR business day of the calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last LIBOR business day of the appropriate subsequent calendar month; and (b) each Interest Period with respect to a LIBOR Rate Advance that would otherwise end on a day which is not a LIBOR business day shall end on the next succeeding LIBOR business day or, if such next succeeding LIBOR business day falls in the next succeeding calendar month, on the next preceding LIBOR business day.

              (ii) With respect to a Prime Interest Rate Advance, an initial period commencing, as the case may be, on the day such an Advance shall be made by Bank, or on the day of conversion of any then outstanding Advance to an Advance of such type, and ending on the day of conversion to an Advance of a different type.

         (E) ADDITIONAL COSTS. In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any request or directive of any such authority (whether or not having the force of law), shall (a) affect the basis of taxation of payments to Bank of any amounts payable by Borrower for LIBOR Rate Advances under this Agreement (other than taxes imposed on the overall net income of Bank by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which Bank has its principal office), or (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or (c) shall impose any other condition, requirement or charge with respect to this Agreement or the Revolving Loans (including, without limitation, any capital adequacy requirement, any requirement which affects the manner in which Bank allocates capital resources to its commitments or any similar requirement), and the result of any of the foregoing is to increase the cost to Bank of making or maintaining the Revolving Loans or any Advance thereunder, to reduce the amount of any sum receivable by Bank thereon, or to reduce the rate of return on Bank's capital, then Borrower shall pay to Bank, from time to time, upon request of Bank, additional amounts sufficient to compensate Bank for such increased cost, reduced sum receivable or reduced rate of return to the extent Bank is not compensated therefor in the computation of the interest rates applicable to the Revolving Loans. A detailed statement as to the amount of such increased cost, reduced sum receivable or reduced rate of return, prepared in good faith and submitted by Bank to Borrower, shall be conclusive and binding for all purposes relative to Bank, absent manifest error in computation. Bank shall promptly notify Borrower of any event occurring after the date of this Agreement that entitles Bank to additional compensation pursuant to this Section 2.3(E).

         (F) LIMITATIONS ON REQUESTS AND ELECTIONS. Notwithstanding any other provision of this Agreement to the contrary, if, upon receiving a request for an Advance or a request for a contribution of an Advance as an Advance of the then existing type or conversion of an Advance to an Advance of another type (a) in the case of any LIBOR Rate Advance, deposits in dollars for periods comparable to the Interest Period elected by Borrower are not available to Bank in the London interbank or secondary market, or (b) the LIBOR Rate will not accurately cover the cost to Bank of making or maintaining the LIBOR Rate Advance, or (c) by reason of national or international financial, political or economic conditions or by reason of any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, it is impracticable, unlawful or impossible for Bank (i) to make the LIBOR Rate Advance or (ii) to continue such Advance as a LIBOR Rate Advance or (iii) to convert an Advance to a LIBOR Rate Advance, then Borrower shall not be entitled, so long as such circumstances continue, to request a LIBOR Rate Advance or a continuation of or conversion to such Advances from Bank. In the event that such circumstances no longer exist, Bank shall again consider requests for LIBOR

              Rate Advances of the affected type and requests for contributions of and conversions to such Advances of the affected type.

         (G) ILLEGALITY AND IMPOSSIBILITY. In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, shall make it unlawful or impossible for Bank to maintain any Advance under this Agreement, Borrower shall upon receipt of notice thereof from Bank, repay in full the then outstanding principal amount of all Advances made by Bank together with all accrued interest thereon to the date of payment and all amounts due to Bank under Section 2.3(H), (a) on the last day of the then current Interest Period, if any, applicable to such Advance, if Bank may lawfully continue to maintain such Advances to such day, or (b) immediately if Bank may not continue to maintain such Advance to such day.
              This provision is for the benefit of Bank and is not intended to increase the yield to Bank above the rates of interest provided for in this Agreement. This Section 2.3(G) shall apply only as long as such illegality exists. Bank shall use reasonable, lawful efforts to avoid the impact of such law, treaty, rule or regulation. As an alternative to the repayment obligation provided in this Section 2.3(G), Borrower may, at its option, and at the time provided in this Section 2.3(G), convert any affected Advance to a Prime Interest Rate Advance.

         (H) INDEMNIFICATION. If Borrower makes any payment of principal with respect to any Advance an any other date than the last day of an Interest Period applicable thereto or if Borrower fails to borrow any Advance after notice has been given to Bank in accordance with Section 2.3(C), or fails to make any payment of principal or interest in respect of an Advance when due or at the termination date of the Revolving Loans, Borrower shall reimburse Bank on demand for any resulting loss or expense incurred by Bank, determined in Bank's reasonable opinion, including without limitation any loss incurred in obtaining, liquidating or employing deposits from third parties. A detailed statement as to the amount of such loss or expense, prepared in good faith and submitted by Bank to Borrower shall be conclusive and binding for all purposes absent manifest error in computation. Bank shall promptly notify Borrower of any event occurring after the date of this Agreement that entitles Bank to reimbursement pursuant to this Section 2.3(H).

    (I) SURVIVAL OF OBLIGATIONS. The provisions of Sections 2.3(E) and 2.3(H) shall survive the termination of this Agreement and the payment in full of all promissory notes outstanding pursuant thereto.

    (J) PREPAYMENT PREMIUM. Borrower further agrees that if Borrower shall elect to prepay, upon at least five (5) business days prior written notice to Bank, all or part of the unpaid balance of a LIBOR Rate Advance, Borrower shall pay a Prepayment Premium (as herein defined) in accordance with the following: If (i) said prepayment shall be made on or before the date that is the last day of the applicable Interest Period, and (ii) the Rate of Differential (as defined below) is greater than zero, then the undersigned shall pay to Bank on the date of prepayment a Prepayment Premium calculated using the following formula:

              Prepayment Premium = RD x Y x (AP - AD) x PVF

         where:

              (i) RD is the Rate Differential and means (a) Bank's cost of funding for the original term of the obligation evidenced by the Revolving Note or the Supplemental Revolving Note to the last scheduled payment of principal expressed as a per annum rate of interest, as determined by Bank, minus (b) the rate at which Bank re-employs or could re-employ the funds prepaid for the remaining term of the obligation evidenced by the Note through the last scheduled payment of principal, expressed as a per annum rate of interest, as determined by Bank;

              (ii) Y is the Years and means the number of years in fractions of years beginning on the date of the prepayment and ending on the last day prior to the end of the applicable Interest Period for a LIBOR Rate Advance;

              (iii) AP is the Amount Paid and means the actual amount of principal paid on the date of prepayment;

              (iv) AD is the Amount Due and means the principal portion of the Revolving Loans paid on the date of the prepayment; and

              (v) PVF is the Present Value Factor and means the value of $1.00 for Y number of years discounted at the per annum rate of interest at which Bank re-employs or could re-employ the funds prepaid for the remaining term of the obligation evidenced by the Revolving Note or the Supplemental Revolving Note through the last scheduled payment of principal, expressed as a per annum rate of interest, as determined by Bank.

              Any prepayment of a LIBOR Rate Advance made hereunder shall be in an amount equal to the sum of (a) the amount of the prepayment as calculated above; (b) all interest accrued to date of such prepayment; (c) any late charge or charges then due and owing; and (d) an amount sufficient to compensate Bank for any loss, charges, penalties or other sums incurred or suffered by Bank because of any match funding of all or any part of the principal amount of the Revolving Loans."

    (C) Section 2.4(C) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

         "(C) The entire balance of the principal of the Revolving Credit Facility shall be payable in full on the later of (i) February 28, 1997 or (ii) the date on which any current Renewal Term expires without such term having been renewed for a subsequent additional Renewal Term pursuant to Section 2.1(A). The entire balance of the principal and accrued interest of the Supplemental Revolving Loan shall be payable in full on December 31, 1996."

         (D) Section 5.2(J) is hereby amended by deleting therefrom the numerals "$6,000,000.00" and inserting the numerals "$7,000,000.00" in lieu thereof.

         "(E) Section 5.2(K) is hereby amended by deleting therefrom the numerals $8,000,000.00" and inserting the numerals "$10,000,000.00" in lieu thereof.

    2. EFFECTIVE DATE: CONDITIONS PRECEDENT. The modifications to the Loan Agreement set forth in Paragraph 1, above, shall be effective on February 28, 1996, or such later date as is mutually acceptable to Borrower and Bank ("the Effective Date"), provided that such effectiveness shall be subject to the satisfaction by Borrower of each of the following conditions precedent:

         (a) Borrower shall have executed and delivered to Bank on Amended and Restated Revolving Note in the form of EXHIBIT A hereto and a Supplemental Revolving Note in the form of EXHIBIT B hereto.

         (b) The Secretary of Borrower shall have delivered his or her certificate, attaching a true and correct copy of the resolutions of its Board of Directors authorizing its execution and delivery of this Fifth Amendment, and the taking of the actions contemplated hereby.

         (c) Each of the Existing Subsidiaries shall have executed and delivered a confirmation and acknowledgment of their respective Continuing Guaranties in the form of EXHIBIT C hereto.

         (d) The Secretary of each Existing Subsidiary shall have delivered his or her certificate attaching a true and correct copy of the resolutions of its Board of Directors authorizing its execution and delivery of the confirmation and acknowledgment of their respective Continuing Guaranties.

         (e) Borrower shall have delivered to Bank such other instruments and taken such other actions as Bank or its special counsel may reasonably request.

    4. OTHER LOAN DOCUMENTS. Any reference in any of the Other Agreements to the Loan Agreement shall, from and after the Effective Date, be deemed to refer to the Loan Agreement, as modified by this Fifth Amendment, and the term "Other Agreements" shall be deemed to include the other documents contemplated to be delivered hereunder.

    5. BANK'S EXPENSE. Borrower agrees to reimburse Bank promptly for Bank's costs and expenses incurred in connection with this Fifth Amendment and the transactions contemplated hereby, including, without limitation, the fees and expenses of Bank's special counsel.

    6. REVOLVING CREDIT FACILITY FEES. Borrower agrees to pay Bank a facility fee for the Revolving Credit Facility of Five Thousand and 00/100 Dollars ($5,000.00) payable on the date of execution of this Fifth Amendment. Borrower further agrees to pay Bank an additional facility fee for the Supplemental Revolving Loan of One Thousand and 00/100 Dollars
($1.000.00) payable on the date of execution of this Fifth Amendment.

    7. REAFFIRMATION OF BORROWER'S REPRESENTATIONS AND WARRANTIES/BINDING EFFECT. Borrower hereby represents and warrants to Bank that on the Effective Date (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Fifth Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) after giving effect to the amendments effected hereby, there shall exist no Possible Default or Event of Default; and (e) this Amendment constitutes a valid and binding obligation upon Borrower in every respect.

    8. NO OTHER MODIFICATIONS: SAME INDEBTEDNESS. Except as expressly provided in this Fifth Amendment, all of the terms and conditions of the Loan Agreement and the Other Agreements remain unchanged and in full force and effect. The modifications effected by this Fifth Amendment and by the other instruments contemplated hereby shall not be deemed to provide for or effect a repayment and re-advance of any of the Liabilities now outstanding, it being the intention of both Borrower and Bank hereby that the Indebtedness owing under the

Loan Agreement, as amended by this Fifth Amendment, be and is the same Indebtedness as that owing under the Loan Agreement immediately prior to the effectiveness hereof.

    9. GOVERNING LAW. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Ohio and shall be binding upon Borrower, Bank and their respective successors and assigns.

    IN WITNESS WHEREOF, Borrower and Bank have hereunto set their hands as of the date first above written.



THE HUNTINGTON NATIONAL BANK                HICKOK INCORPORATED f/k/a
                                            THE HICKOK ELECTRICAL
                                            INSTRUMENT COMPANY


/s/ Herbert A. Werner                       /s/ Robert L. Bauman
By: --------------------------------        By: -----------------------
Herbert A. Werner, Vice President           Robert L. Bauman, President
                                            and Chief Executive Officer

                             THE HUNTINGTON NATIONAL BANK

                         AMENDED AND RESTATED REVOLVING NOTE

- ------------------------------------------------------------------------------

City Office   Cleveland      Division  266      Branch           [ ] Secured
           ---------------            ------           -----
Account No.   8241400008          Note No.                     [X] Unsecured
           ---------------                 --------------

Account Name Hickok Incorporated f/k/a The Hickok Electrical Instrument Company
            -----------------------------------------------------------------

[X] Corporation         [ ] Partnership          [ ] Individual/Proprietorship

[ ] Other
         --------------------------------------------------------------------

Bank Approval Officer Initial             Bank Closing Officer Initial
                             -------                                  -------

- ------------------------------------------------------------------------------


$5,000,000.00           Cleveland, Ohio               As of February 28, 1996
                                                                    ----

    FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Five Million and No/100 Dollars ($5,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not hereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time(s) and in the manner(s) hereinafter provided all of the foregoing in accordance with the terms of the Credit Agreement (hereinafter defined). Subject to the provisions of the Credit Agreement, the proceeds of the Revolving Loans evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note ("Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

INTEREST

    Interest will accrue on the unpaid balance of the Principal Sum until paid at a rate of interest per annum determined in accordance with the interest rate options provided in the Credit Agreement.

    Upon default, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to four (4) percentage points in excess of the Prime Commercial Rate, provided that at no time shall the rate of interest upon default be less than 8% per annum.

    All interest shall be calculated by obtaining a daily interest factor for the applicable interest rate based upon a 360-day year and multiplying it by the actual number of days the Principal Sum or any part thereof remains unpaid. Prepayment may only be made in the manner permitted in the Credit Agreement.
The amount of any payment shall first be applied to the payment of any interest which is due.

    As used herein, Prime Commercial Rate shall have the same meaning as set forth in the Credit Agreement. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligations evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

MANNER OF PAYMENT

    Subject to the provisions of the Default paragraph below and of Article 6 of the Credit Agreement dated May 20, 1991 by and between the undersigned and the Bank, as amended and supplemented thereafter, including the modifications set forth in the Fifth Amendment to Credit Agreement executed by and between the undersigned and the Bank of even date herewith (the foregoing Credit Agreement and all Amendments thereto collectively referred to herein as the "Credit Agreement"), the Principal Sum shall be payable in full on the later of (i) February 28, 1997 or (ii) the date on which any current Renewal Term expires without such term having been renewed for a subsequent additional renewal term pursuant to Section 2.1(A) of the Credit Agreement. Accrued interest hereunder shall be due and payable in arrears on the first day of each calendar month beginning on March 1, 1996, or, as otherwise provided in Section 2.3 of the Credit Agreement with respect to LIBOR Rate Advances, or, at the Bank's option, shall be added to the Principal Sum.

LATE CHARGE

    Any installment or other payment not made within five (5) days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

DEFAULT

    Upon the occurrence of an Event of Default (as defined in the Credit Agreement) of the type described in Section 6.1(F) or (G) of the Credit Agreement, the maturity of the obligations evidenced hereby shall, automatically and without any action by Bank, be accelerated, and such obligations shall be immediately due and payable. Upon the occurrence of any other Event of Default, the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. Upon the occurrence and during the continuance of any Event of Default, the rate of interest accruing hereunder shall, at the Bank's option, be increased to a rate per annum which shall be four percentage points (4.0%) in excess of the Prime Commercial Rate. In no event shall the rate of interest hereunder exceed the maximum rate allowable under applicable law. In the event the Bank shall institute an action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

    This Note represents an amendment and restatement of the terms of that certain Revolving Note originally dated May 20, 1991, and amended and restated by that certain Amended and Restated Revolving note dated as of February 28, 1992, that certain Amended and Restated Revolving Note dated as of February 28, 1993, that certain Amended and Restated Revolving Note dated as of February 28, 1994 and that certain Amended and Restated Revolving Note dated January 13, 1995. This Note shall be governed by and have the benefit of all the terms and provisions of that certain Credit Agreement dated May 20, 1991, that certain First Amendment to Credit Agreement dated as of February 28, 1992, that certain Second Amendment to Credit Agreement dated as of February 28, 1993, that certain Third Amendment to Credit Agreement dated as of February 28, 1994, that certain Fourth Amendment to Credit Agreement dated January 13, 1995, and that Fifth Amendment to Credit Agreement executed of even date herewith. All terms used herein and not otherwise defined shall have the same meaning as in the Credit Agreement.

    All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

    The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

    The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

    THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY
ARISE BETWEEN THE UNDERSIGNED AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

WARRANT OF ATTORNEY

    The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. The foregoing warrant of attorney shall survive any such judgment and should any such judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining judgment or judgments.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOOD, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Signed and acknowledged in the         HICKOK INCORPORATED f/k/a
presence of:                           THE HICKOK ELECTRICAL
                                       INSTRUMENT COMPANY

- ------------------------------
Print Name: E. Nowakowski
          -------------------


                                       By: /s/ Robert L. Bauman
- ------------------------------            ------------------------------
Print Name: Karen Gaul                      Robert L. Bauman, President
                                            and Chief Executive Officer



This instrument prepared by:

Anne T. Corrigan, Esq.
McDonald, Hopkins, Burke & Haber Co., L.P.A.
2100 Bank One Center
600 Superior Avenue, E.
Cleveland, Ohio 44114-2653
(216) 348-5400

                             THE HUNTINGTON NATIONAL BANK

                             SUPPLEMENTAL REVOLVING NOTE

- ------------------------------------------------------------------------------

City Office   Cleveland      Division  266      Branch           [ ] Secured
           ---------------            ------           -----
Account No.   8241400008          Note No.                     [X] Unsecured
           ---------------                 --------------

Account Name Hickok Incorporated f/k/a The Hickok Electrical Instrument Company
            -----------------------------------------------------------------

[X] Corporation         [ ] Partnership          [ ] Individual/Proprietorship

[ ] Other
         --------------------------------------------------------------------

Bank Approval Officer Initial             Bank Closing Officer Initial
                             -------                                  -------

- ------------------------------------------------------------------------------


$2,000,000.00           Cleveland, Ohio               As of February 28, 1996
                                                                    ----

    FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Two Million and No/100 Dollars ($2,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not hereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time(s) and in the manner(s) hereinafter provided all of the foregoing in accordance with the terms of the Credit Agreement (hereinafter defined). Subject to the provisions of the Credit Agreement, the proceeds of the Revolving Loans evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note ("Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank, of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

INTEREST

    Interest will accrue on the unpaid balance of the Principal Sum until paid at a rate of interest per annum determined in accordance with the interest rate options provided in the Credit Agreement.

    Upon default, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to four (4) percentage points in excess of the Prime Commercial Rate, provided that at no time shall the rate of interest upon default be less than 8% per annum.

    All interest shall be calculated by obtaining a daily interest factor for the applicable interest rate based upon a 360-day year and multiplying it by the actual number of days the Principal Sum or any part thereof remains unpaid. Prepayment may only be made in the manner permitted in the Credit Agreement.
The amount of any payment shall first be applied to the payment of any interest which is due.

    As used herein, Prime Commercial Rate shall have the same meaning as set forth in the Credit Agreement. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligations evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

MANNER OF PAYMENT

    Subject to the provisions of the Default paragraph below and of Article 6 of the Credit Agreement dated May 20, 1991 by and between the undersigned and the Bank, as amended and supplemented thereafter, including the modifications set forth in the Fifth Amendment to Credit Agreement executed by and between the undersigned and the Bank of even date herewith (the foregoing Credit Agreement and all Amendments thereto collectively referred to herein as the "Credit Agreement"), the Principal Sum shall be payable in full on December 31, 1996. Accrued interest hereunder shall be due and payable in arrears on the first day of each calendar month beginning on March 1, 1996, or, as otherwise provided in
Section 2.3 of the Credit Agreement with respect to LIBOR Rate Advances, or, at the Bank's option, shall be added to the Principal Sum.

LATE CHARGE

    Any installment or other payment not made within five (5) days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

DEFAULT

    Upon the occurrence of an Event of Default (as defined in the Credit Agreement) of the type described in Section 6.1(F) or (G) of the Credit Agreement, the maturity of the obligations evidenced hereby shall, automatically and without any action by Bank, be accelerated, and such obligations shall be immediately due and payable. Upon the occurrence of any other Event of Default, the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. Upon the occurrence and during the continuance of any Event of Default, the rate of interest accruing hereunder shall, at the Bank's option, be increased to a rate per annum which shall be four percentage points (4.0%) in excess of the Prime Commercial Rate. In no event shall the rate of interest hereunder exceed the maximum rate allowable under applicable law. In the event the Bank shall institute an action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

    This Note shall be governed by and have the benefit of all the terms and provisions of that certain Credit Agreement dated May 20, 1991, that certain First Amendment to Credit Agreement dated as of February 28, 1992, that certain Second Amendment to Credit Agreement dated as of February 28, 1993, that certain Third Amendment to Credit Agreement dated as of February 28, 1994, that certain Fourth Amendment to Credit Agreement dated January 13, 1995, and that Fifth Amendment to Credit Agreement executed of even date herewith. All terms used herein and not otherwise defined shall have the same meaning as in the Credit Agreement.

    All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank, shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

    The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

    The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

    THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY
ARISE BETWEEN THE UNDERSIGNED AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

WARRANT OF ATTORNEY

    The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. The foregoing warrant of attorney shall survive any such judgment and should any such judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining judgment or judgments.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOOD, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Signed and acknowledged in the         HICKOK INCORPORATED f/k/a
presence of:                           THE HICKOK ELECTRICAL
                                       INSTRUMENT COMPANY

- ------------------------------
Print Name: E. Nowakowski
          -------------------


                                       By: /s/ Robert L. Bauman
- ------------------------------            ------------------------------
Print Name: Karen Gaul                     Robert L. Bauman, President
                                           and Chief Executive Officer



This instrument prepared by:

Anne T. Corrigan, Esq.
McDonald, Hopkins, Burke & Haber Co., L.P.A.
2100 Bank One Center
600 Superior Avenue, E.
Cleveland, Ohio 44114-2653
(216) 348-5400